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                                                                     EXHIBIT 4.1


                                   AMSURG CORP

                           [COMMON STOCK CERTIFICATE]

COMMON STOCK                                                    COMMON STOCK


INCORPORATED UNDER                                            SEE REVERSE FOR
 THE LAWS OF THE                                            CERTAIN DEFINITIONS
STATE OF TENNESSEE
                                                             CUSIP 03232P 40 5

THIS CERTIFIES THAT









IS THE OWNER OF

         Fully paid and non-assessable shares of the Common Stock, no par value, of AmSurg Corp transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

/s/ Claire M. Gulmi                 /s/ Ken P. McDonald
       Secretary                        President and Chief
                                        Executive Officer


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                                   AMSURG CORP

         The Company will furnish the shareholder information regarding the designations, relative rights, preferences, and limitations applicable to each class and series and the variations in rights, preferences, and limitations for each class and series of stock issued by the Company (and the authority of the board of directors to determine variations for future classes or series) upon request in writing and without charge.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they are written out in full according to applicable laws or regulations:

         TEN COM  -  as tenants in common
         TEN ENT  -  as tenants by the entireties
         JT TEN   -  as joint tenants with right of survivorship and not as
                     tenants in common

         UNIF GIFT MIN ACT  --                  Custodian
                              -----------------           ----------------------
                                   (Cust)                          (Minor)
                        under Uniform Gifts to Minors Act

                        --------------------------------------------------------
                                              (State)

Additional abbreviations may also be used though not in the above list.

         For value received,               hereby sell, assign and transfer unto
                             -------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


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    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE


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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                            Attorney to transfer
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the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                    ----------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (BANK, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.

[Legend on Side]
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN AMSURG CORP. (THE "COMPANY") AND SUNTRUST BANK, ATLANTA (THE "RIGHTS AGENT") DATED DECEMBER 2, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 13, 1999, AND AS FURTHER AMENDED AND RESTATED AS OF JULY 12, 2001 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE STOCK TRANSFER ADMINISTRATION OFFICE OF THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.